Long-Term Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Long-Term Debt

NOTE 7 — LONG-TERM DEBT

The following table provides a summary of the components of long-term debt (in thousands):

	December 31,
	2016	2015

Senior Credit Facility:
Revolving Credit Facility, maturing 2021	$—	$—
Term Loan Facility, maturing 2022	868,419	—
ABL Credit Facility, maturing 2021	—	—
Senior Notes, maturing 2023	400,000	—
Unamortized debt issuance costs and discounts	(48,764)	—
Capital lease obligations	25,588	22,323
Other debt	1,582	1,092
Total debt	1,246,825	23,415
Less: Current maturities of long-term debt	(5,683)	(7,915)
Total long-term debt	$1,241,142	$15,500

Due to Parent, net	$—	$1,800,908

In connection with the Spin-off, the Company entered into two credit agreements and issued senior notes.  In addition, the previous indebtedness with CHS, which was classified on the consolidated and combined balance sheets as Due to Parent, net, was fully settled.  See Note 1 — Description of the Business and Spin-off and Note 18 — Related Party Transactions for additional information on the use of proceeds from the new debt instruments and the settlement of Due to Parent, net.

Senior Credit Facility

On April 29, 2016, the Company entered into a credit agreement (the “CS Agreement”), among the Company, the lenders party thereto and Credit Suisse AG, Cayman Islands Branch (“Credit Suisse”), as administrative agent and collateral agent. On April 11, 2017, the Company executed an agreement with its Senior Credit Facility lenders to amend certain provisions of its Senior Credit Facility (the “CS Amendment”).

The CS Agreement provides for an $880 million senior secured term loan facility (the “Term Loan Facility”) and a $100 million senior secured revolving credit facility (the “Revolving Credit Facility” and, together with the Term Loan Facility, the “Senior Credit Facility”).  The Term Loan Facility was issued at a discount of $17.6 million, or 98% of par value, and has a maturity date of April 29, 2022, subject to customary acceleration events and repayment, extension or refinancing.  The Revolving Credit Facility has a maturity date of April 29, 2021, subject to certain customary acceleration events and repayment, extension or refinancing.  The CS Amendment reduced the Revolving Credit Facility’s capacity from $100 million to $87.5 million until December 31, 2017, at which time the capacity decreases to $75.0 million.

The CS Agreement contains customary covenants, including a maximum permitted Secured Net Leverage Ratio, as determined based on 12 month trailing Consolidated EBITDA, as defined in the CS Agreement.  As of December 31, 2016, the Company had a Secured Net Leverage Ratio of 3.93 to 1.00, which was below the maximum permitted ratio of 4.50 to 1.00.  On April 11, 2017, the Company executed the CS Amendment with its Senior Credit Facility lenders to amend the calculation of the Secured Net Leverage Ratio beginning January 1, 2017 to December 31, 2018, among other provisions.  The CS Amendment raised the minimum Secured Net Leverage Ratio required for the Company to remain in compliance, and also changed the calculation of compliance for specified periods.

After giving effect to the CS Amendment, the maximum Secured Net Leverage Ratio permitted under the CS Agreement, as determined based on 12 month trailing Consolidated EBITDA, which is defined in the CS Amendment, follows:

Maximum
Secured Net
Period	Leverage Ratio

Period from January 1, 2017 to June 30, 2017	4.50 to 1.00
Period from July 1, 2017 to December 31, 2018	4.75 to 1.00
Period from January 1, 2019 and thereafter	4.00 to 1.00

In addition to amending the calculation of the Secured Net Leverage Ratio and the Maximum Secured Net Leverage Ratio, the CS Amendment also affects other terms of the CS Agreement:

•

Through December 31, 2018, the Company is required to use asset sales proceeds to make mandatory redemptions under the Term Loan Facility. After December 31, 2018, the Company is required to use asset sale proceeds to make mandatory redemptions under the Term Loan Facility to the extent those proceeds are not expected to be reinvested within 15 months.

•

Through December 31, 2018, the Company may request to exercise Incremental Term Loan Commitments, as defined in the CS Agreement, only if the Secured Net Leverage Ratio, adjusted for the requested Incremental Term Loan borrowing, is below 3.35 to 1.00. After December 31, 2018, the Company may request to exercise Incremental Term Loan Commitments for the greater of $100 million or an amount which would produce a Secured Net Leverage Ratio of 3.35 to 1.00.

•

Through December 31, 2018, the Company is allowed to incur Permitted Additional Debt, as defined in the CS Agreement, only if the Total Leverage Ratio, adjusted for the Permitted Additional Debt, is below 4.50 to 1.00. After December 31, 2018, the Company may incur Permitted Additional Debt so long as the Total Leverage Ratio, adjusted for the Permitted Additional Debt, is below 5.50 to 1.00.

Prior to the CS Amendment, interest under the Term Loan Facility accrued, at the option of the Company, at adjusted LIBOR, subject to statutory reserves and a floor of 1% plus 5.75%, or the alternate base rate plus 4.75%. The effective interest rate on the Term Loan Facility was 7.70% as of December 31, 2016.  Following the CS Amendment, interest under the Term Loan Facility accrues, at the option of the Company, at adjusted LIBOR, subject to statutory reserves and a floor of 1% plus 6.75%, or the alternate base rate plus 5.75%.  Interest under the Revolving Credit Facility accrued, at the option of the Company, at adjusted LIBOR, subject to statutory reserves and a floor of 0% plus 2.75%, or the alternate base rate plus 1.75%, and remains unchanged under the CS. Amendment.  If the CS Amendment was effective as of December 31, 2016, the effective interest rate on the Term Loan Facility would have been 8.73%.

Borrowings from the Revolving Credit Facility are available to be used for working capital and general corporate purposes.  As of December 31, 2016, the Company had no borrowings outstanding on the Revolving Credit Facility and had $6.5 million of letters of credit outstanding that were primarily related to the self-insured retention levels of professional and general liability and workers’ compensation liability insurance as security for the payment of claims.

ABL Credit Facility

On April 29, 2016, the Company entered into an ABL Credit Agreement (the “UBS Agreement,” and together with the CS Agreement, collectively, the “Credit Agreements”), among the Company, the lenders party thereto and UBS AG, Stamford Branch (“UBS”), as administrative agent and collateral agent. The UBS Agreement provides for a $125 million senior secured asset-based revolving credit facility (the “ABL Credit Facility”). The available borrowings from the ABL Credit Facility will be used for working capital and general corporate purposes.  As of December 31, 2016, the Company had no borrowings outstanding on the ABL Credit Facility.

The ABL Credit Facility has a maturity date of April 29, 2021, subject to customary acceleration events and repayment, extension or refinancing. Interest under the ABL Credit Facility accrues, at the option of the Company, at a base rate or LIBOR, subject to statutory reserves and a floor of 0%, except that all swingline borrowings will accrue interest based on the base rate, plus an applicable margin determined by the average excess availability under the ABL Credit Facility for the fiscal quarter immediately preceding the date of determination. The applicable margin ranges from 1.75% to 2.25% for LIBOR advances and from 0.75% to 1.25% for base rate advances.

The ABL Credit Facility has a “Covenant Trigger Event” definition that requires the Company to maintain excess availability under the ABL Credit Facility equal to or greater than the greater of (i) $12.5 million and (ii) 10% of the aggregate commitments under the ABL Credit Facility.  At December 31, 2016, the Company had excess availability of $118.9 million.  If a Covenant Trigger Event occurs, then the Company is required to maintain a minimum Consolidated Fixed Charge Ratio of 1.10 to 1.00 until such time that a Covenant Trigger Event is no longer continuing. In addition, if excess availability under the ABL Credit Facility were to fall below the greater of (i) 12.5% of the aggregate commitments under the ABL Credit Facility and (ii) $15.0 million, then a “Cash Dominion Event” would be triggered upon which the lenders could assume control of the Company’s cash.

Credit Agreement Covenants

In addition to the specific covenants described above, the Credit Agreements contain customary negative covenants which limit the Company’s ability to, among other things, incur additional indebtedness, create liens, make investments, transfer assets, merge or acquire assets, and make restricted payments, including dividends, distributions and specified payments on other indebtedness.  They include customary events of default, including payment defaults, material breaches of representations and warranties, covenant defaults, default on other material indebtedness, customary Employee Retirement Income Security Act (“ERISA”) events of default, bankruptcy and insolvency, material judgments, invalidity of liens on collateral, change of control or cessation of business. The Credit Agreements also contain customary affirmative covenants and representations and warranties.

Senior Notes

On April 22, 2016, QHC issued $400 million aggregate principal amount of 11.625% Senior Notes due 2023, pursuant to the Indenture. The Senior Notes were issued at a discount of $6.9 million, or 1.734%, in a private placement and are senior unsecured obligations of the Company guaranteed on a senior basis by certain of the Company’s subsidiaries (the “Guarantors”).  The Senior Notes mature on April 15, 2023 and bear interest at a rate of 11.625% per annum, payable semi-annually in arrears on April 15 and October 15 of each year, beginning on October 15, 2016.  Interest on the Senior Notes accrues from the date of original issuance and is calculated on the basis of a 360-day year comprised of twelve 30-day months.  The effective interest rate on the Senior Notes was 12.469% as of December 31, 2016.

The Indenture contains covenants that, among other things, limit the ability of the Company and certain of its subsidiaries to incur or guarantee additional indebtedness, pay dividends or make other restricted payments, make certain investments, create or incur certain liens, sell assets and subsidiary stock, transfer all or substantially all of its assets or enter into merger or consolidation transactions.

On April 22, 2016, in connection with the issuance of the Senior Notes, the Company entered into a Registration Rights Agreement. The terms of the Registration Rights Agreement require the Company to (i) file with the Securities and Exchange Commission a registration statement with respect to an offer to exchange the Senior Notes for a new issue of debt securities registered under the Securities Act of 1933, as amended (the “Exchange Offer”), with terms identical to those of the Senior Notes (except for provisions relating to the transfer restrictions and payment of additional interest), and cause the Exchange Offer to be completed within 365 days following the closing of the issuance of the Senior Notes, (ii) keep the Exchange Offer open for at least 30 business days (or longer if required by applicable law) and (iii) in certain circumstances, file a shelf registration statement for the resale of the Senior Notes by some or all of the holders thereof, in lieu of an exchange offer to such holders. If the Company and the Guarantors fail to satisfy their registration obligations, the Company will be required to pay additional interest to the holders of Senior Notes, the transfer of which remains restricted, reflecting typical market terms.

On and after April 15, 2019, the Company is entitled, at its option, to redeem all or a portion of the Senior Notes upon not less than 30 nor more than 60 days’ notice, at the following redemption prices, plus accrued and unpaid interest, if any, to the redemption date.  The redemption prices are expressed as a percentage of the principal amount on the redemption date.  Holders of record on the relevant record date have the right to receive interest due on the relevant interest payment date.  In addition, prior to April 15, 2019, the Company may redeem some or all of the Senior Notes at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, plus a “make whole” premium, as set forth in the Indenture.  The Company is entitled to redeem up to 35% of the aggregate principal amount of the Senior Notes until April 15, 2019 with the net proceeds from certain equity offerings at the redemption price set forth in the Indenture.

The following table provides a summary of the redemption dates and prices related to the Senior Notes:

Redemption
Period	Prices

Period from April 15, 2019 to April 14, 2020	108.719%
Period from April 15, 2020 to April 14, 2021	105.813%
Period from April 15, 2021 to April 14, 2022	102.906%
Period from April 15, 2022 to April 14, 2023	100.000%

Debt Issuance Costs and Discounts

The following table provides a summary of unamortized debt issuance costs and discounts (in thousands):

	December 31,
	2016	2015

Debt issuance costs	$29,146	$—
Debt discounts	24,536	—
Total debt issuance costs and discounts at origination	53,682	—
Less: Amortization of debt issuance costs and discounts	(4,918)	—
Total unamortized debt issuance costs and discounts	$48,764	$—

Prior to the Spin-off, the Company had no capitalized costs for debt issuance, discounts or premiums.

Capital Lease Obligations and Other Debt

The Company’s debt arising from capital lease obligations primarily relates to its new corporate office in Brentwood, Tennessee.  As of December 31, 2016, this capital lease obligation was $18.7 million.  The remainder of the Company’s capital lease obligations relate to property and equipment at its hospitals and corporate office.  Other debt consists of physician loans and miscellaneous notes payable to banks.  See Note 19 — Commitments and Contingencies for additional information on the corporate office lease.

Debt Maturities

The following table provides a summary of debt maturities for the next five years and thereafter (in thousands):

2017	$5,683
2018	10,518
2019	10,144
2020	10,251
2021	10,357
Thereafter	1,248,636
Total debt, excluding unamortized debt issuance costs and discounts	$1,295,589

Interest Expense, Net

The following table provides a summary of the components of interest expense, net (in thousands):

	Year Ended December 31,
	2016	2015	2014

Senior Credit Facility:
Revolving Credit Facility	$330	$—	$—
Term Loan Facility	40,719	—	—
ABL Credit Facility	342	—	—
Senior Notes	32,166	—	—
Amortization of debt issuance costs and discounts	4,918	—	—
All other interest expense (income), net	(849)	283	(639)
Total interest expense, net, from long-term debt	77,626	283	(639)
Due to Parent, net	35,814	98,007	93,565
Total interest expense, net	$113,440	$98,290	$92,926